Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA FOCUSED SERIES, INC.

Focused International Equity Portfolio

SUPPLEMENT DATED AUGUST 28, 2008,

TO THE PROSPECTUS DATED FEBRUARY 28, 2008

AS SUPPLEMENTED AND AMENDED TO DATE

The Board of Directors (the “Board”) of SunAmerica Focused Series, Inc. (the “Corporation”) has determined that it is in the best interests of the Focused International Equity Portfolio (the “Focused International Portfolio”), a series of the Corporation, and its shareholders to reorganize the Focused International Portfolio into the SunAmerica International Equity Fund (the “International Equity Fund” and together with the Focused International Portfolio, the “Funds”), a series of SunAmerica Equity Funds (the “Reorganization”), subject to shareholder approval. Pursuant to the proposed Reorganization, all of the Focused International Portfolio’s assets and liabilities will be transferred to the International Equity Fund, in exchange for shares of the International Equity Fund. If the Focused International Portfolio’s shareholders approve the proposal, they will receive shares of the International Equity Fund, the total value of which is equal to the total value of their shares of the Focused International Portfolio on the date of the merger, after which the Focused International Portfolio will cease operations. On or about December 16, 2008, the Focused International Portfolio expects to convene a special meeting of the Focused International Portfolio’s shareholders. Shareholders of record on the record date for shareholders entitled to notice of and to vote at the special meeting will receive proxy materials describing the Reorganization in greater detail.

Until the merger is completed, shares of the Focused International Portfolio will continue to be sold and reinvestment of dividends and distributions into shares of the Focused International Portfolio will continue, unless the shareholder has elected to receive dividends and distributions in cash. Shares purchased after the record date set for the special meeting of shareholders will not have the right to vote at the special meeting. The Focused International Portfolio’s shareholders may continue to purchase or redeem Focused International Portfolio shares, as described in the Prospectus, before the closing of the proposed merger.

SUP4_FOCPR_2-08